PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                           STRONG ADVISOR EQUITY FUNDS
                               CLASSES A, B, AND C

                        STRONG ADVISOR COMMON STOCK FUND
                     STRONG ADVISOR ENDEAVOR LARGE CAP FUND
                            STRONG ADVISOR FOCUS FUND
                     STRONG ADVISOR INTERNATIONAL CORE FUND
                     STRONG ADVISOR LARGE COMPANY CORE FUND
                           STRONG ADVISOR SELECT FUND
                       STRONG ADVISOR SMALL CAP VALUE FUND
                         STRONG ADVISOR TECHNOLOGY FUND
                  STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND
                         STRONG ADVISOR U.S. VALUE FUND
                    STRONG ADVISOR UTILITIES AND ENERGY FUND

                 Supplement to the Prospectus dated May 1, 2003

STRONG ADVISOR INTERNATIONAL CORE FUND
The Strong Advisor International Core Fund will assess a 1.00% redemption fee on all Fund shares purchased on or after October 1, 2003, that are held for less than 30 calendar days, based on the redeemed shares' market value (including exchanges).

Redemption fees will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the 30-day holding period. Redemption fees are not applicable to shares purchased through reinvested dividends and distributions.

STRONG ADVISOR U.S. VALUE FUND
On August 1, 2003, the Board of Directors ("Board") of the Strong Advisor U.S. Value Fund ("Fund") met and approved a subadvisory agreement between Matrix Asset Advisors, Inc. ("Matrix"), and Strong Capital Management, Inc., subject to shareholder approval.

The Board has called a Special Meeting of Shareholders to be held on October 31, 2003, at which time the shareholders of the Fund will vote on the proposal. Only shareholders of record as of the close of business on August 29, 2003, the record date for the Special Meeting, will be entitled to vote at the meeting. The Fund will mail proxy materials to shareholders of record, which will discuss in detail the proposal to be voted upon. These proxy materials are expected to be mailed in early to mid-September 2003.

The subadvisory agreement, if approved by shareholders, will be effective November 3, 2003.

STRONG ADVISOR FOCUS FUND
Effective June 30, 2003, Mr. Thomas C. Ognar is the sole Portfolio Manager of the Strong Advisor Focus Fund. His biography can be found below.

         THOMAS C. OGNAR manages the ADVISOR FOCUS FUND. Mr. Ognar joined Strong in January 1998 and has earned the right to use the Chartered Financial Analyst designation. He has managed the ADVISOR FOCUS FUND since June 2003. From October 1998 to May 2002, he was a senior equity research analyst, and from January 1998 to October 1998, he was an equity research analyst at Strong. From June 1995 to January 1998, he was a research analyst at M&I Investment Management, Inc. From January 1993 to August 1993, he was a trader at Republic Securities, Inc. Mr. Ognar received his bachelor's degree in finance from Miami University in 1992 and his master's of science degree in finance from the University of Wisconsin-Madison in 1995.

STRONG ADVISOR TECHNOLOGY FUND
Effective May 2, 2003, Mr. James B. Burkart is the sole Portfolio Manager of the Strong Advisor Technology Fund. His biography can be found on page 31 of the prospectus.



          The date of this Prospectus Supplement is September 15, 2003.











RT37694 09-03                                            AIC0903/WH2539 09-15-03